Exhibit 10.27F

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FIFTH AMENDMENT (this “Fifth Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the “Fifth Amendment Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #[*******]) with an effective date of January 1, 2020 (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Fifth Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Fifth Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Fifth Amendment. Except as amended by this Fifth Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect.

CSG and Customer agree to the following:

1.

Pursuant to the Second Amendment (CSG document no. [*****]) to the Agreement effective December 22, 2020, the Parties previously amended Section 4.4 of the Agreement entitled “[************ ********** ****** ******].”   The Parties now wish to amend such subsection further, and Section 4.4(b) and (c) shall be deleted in their entirety from the Agreement and replaced with the following:

(b) [“********* *”: Based on ********** ********** ** ********* ** ** ****** ********* *** **** ********* ******** *** ** ************** ****** no later than ***** (**) ****** after such ************ ********** **** ***** ******* ** *** ************ ***********, ********** ** **** ************ ********** has an *********** ******* ** *********** ********* (the “****** ********* ******** *********”), CSG ***** ******* Customer * ******** ******* ****** ** ***** ******* **** ******* ******** ******* ($*********) on ********** ******* **** ******* (the “********* * ********* ******”).  Customer acknowledges that if (i) it **** *** ********* *** ****** ********* ******** ********* on or before  ********* *** **** (a “********* * *****”) or (ii) ***** ********* *** **** Customer ******** *** ****** ********* ******** ********* that results in * ******* ** ****** ********* ** ************ ********** ******* (a “********* * *********”), the ********* * ********* ****** shall be ****** ** ******** to CSG in *** ***** ********* **** ********* * ***** or ********* * *********].

(c) [“********* *”: If Customer ***** ** ********* *** ****** ********* ******** ********* ** ** ****** ********* *** **** but ********** *** ****** ********* ******** ********* ** ** ****** ***** *** ****, CSG shall ******* ******** * ******** ******* ****** ** *** ******* ******* ($*********) on ********** ***** **** ******* (the “********* * ********* ******”).  If, after ***** *** **** Customer ******** *** ****** ********* ******** ********* that results in * ******* ** ****** ********* ** ************ ********** ******* (a “********* * *********”), *** ********* * ********* ****** (** *** ****** ********** ********) shall be ****** ** ******** to CSG ** *** ***** ********* **** ********* * *********].

Exhibit 10.27F

IN WITNESS WHEREOF the parties hereto have caused this Fifth Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Gregory L. Cannon
Name: Deepak Bharathan	Name: Gregory Cannon
Title: Vice President, Procurement	Title: Chief Legal Officer
Date: 4/26/2021	Date: Apr 22, 2021